SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2022

Nutriband, Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 S. Orange Ave. Suite 1500 Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTRB	The Nasdaq Stock Market LLC
Warrants	NTRBW	The Nasdaq Stock Market LLC

Item 3.02. Unregistered Sales of Equity Securities.

The stock options issued to members of management and directors of the Company set forth below in Item 5.02 of this Current Report on Form 8-K will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements therefor provided by Section 4(a)(2) of the Securities Act. The information set forth in Item 5.02 is incorporated by reference in this Item 3.02.

Item 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

Issuance of Stock Options to Directors and Management

On December 9, 2022, the newly-elected Board of Directors approved the following option grants and the issuance of Option Award Agreements with respect thereto to officers and directors as set forth in the table below.

Name	Number of Shares	Per Share Exercise Price	Consideration

Serguei Melnik	25,000	$3.88	Services rendered in fiscal 2023
Gareth Sheridan	25,000	$3.88	Services rendered in fiscal 2023
Gerald Goodman	20,000	$3.53	Services rendered in fiscal 2023
Alan Smith	10,000	$3.53	Services rendered in fiscal 2023
Patrick Ryan	10,000	$3.53	Services rendered in fiscal 2023
Jeff Patrick	10,000	$3.53	Services rendered in fiscal 2023
Diana Mather	7,500	$3.53	Services rendered in fiscal 2023

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2022 Annual Meeting of Stockholders was held on December 9, 2022, in Orlando, Florida. At the meeting two proposals were on the agenda for approval by the Company’s stockholders: election of six directors and ratification of the engagement of Sadler, Gibb & Associates, LLC as the Company’s independent audit firm for fiscal 2022. The results of the stockholder votes on each of these proposals is set forth below.

Proposal One – Election of Directors

Proposal 1

Proposal One. At the 2021 Annual Meeting, the stockholders elected the six candidates nominated by the Company’s Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected.

The table below presents the results of the election:

	FOR	WITHHELD	BROKER NON-VOTE
Gareth Sheridan	5,021,750,	27,030	527,151
Serguei Melnik	5,596,550	42,230	527,151
Mark Hamilton	5,530,552	118,218	527,151
Radu Bujorneanu	5,540,253	108,527	527,151
Stefani Mancas	5,544,073	104,707	527,151
Irina Gram	5,519,426	29,354	527,151

Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm

The stockholders ratified the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. The results of such vote were:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
6,165,208	10,638	85	0

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: December 30, 2022	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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